Exhibit 4.2

OFFICER’S CERTIFICATE

OF

AMGEN INC.

Dated as of March 2, 2023

The undersigned officer of the Company certifies, pursuant to resolutions duly adopted by the Board of Directors at a meeting duly held on December 9, 2022 and by the Pricing Committee of the Board of Directors of the Company on February 13, 2023 (the “Resolutions”), and in accordance with Sections 2.1, 2.2 and 2.3 of the Indenture, dated as of May 22, 2014 (the “Indenture”; capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Indenture), between Amgen Inc., a Delaware corporation (the “Company”), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), the following matters related to the issuance of the Company’s 5.250% Senior Notes due 2025 (the “2025 Notes”), 5.507% Senior Notes due 2026 (the “2026 Notes”), 5.150% Senior Notes due 2028 (the “2028 Notes”), 5.250% Senior Notes due 2030 (the “2030 Notes”), 5.250% Senior Notes due 2033 (the “2033 Notes”), 5.600% Senior Notes due 2043 (the “2043 Notes”), 5.650% Senior Notes due 2053 (the “2053 Notes”) and 5.750% Senior Notes due 2063 (the “2063 Notes” and, together with the 2025 Notes, the 2026 Notes, the 2028 Notes, the 2030 Notes, the 2033 Notes, the 2043 Notes and the 2053 Notes, the “Notes”):

1. Attached hereto as Annex A is a true and correct copy of a specimen note (the “Form of 2025 Note”) representing the 2025 Notes, attached hereto as Annex B is a true and correct copy of a specimen note (the “Form of 2026 Note”) representing the 2026 Notes, attached hereto as Annex C is a true and correct copy of a specimen note (the “Form of 2028 Note”) representing the 2028 Notes, attached hereto as Annex D is a true and correct copy of a specimen note (the “Form of 2030 Note”) representing the 2030 Notes, attached hereto as Annex E is a true and correct copy of a specimen note (the “Form of 2033 Note”) representing the 2033 Notes, attached hereto as Annex F is a true and correct copy of a specimen note (the “Form of 2043 Note”) representing the 2043 Notes, attached hereto as Annex G is a true and correct copy of a specimen note (the “Form of 2053 Note”) representing the 2053 Notes and attached hereto as Annex H is a true and correct copy of a specimen note (the “Form of 2063 Note”) representing the 2063 Notes. The Form of 2025 Note, the Form of 2026 Note, the Form of 2028 Note, the Form of 2030 Note, the Form of 2033 Note, the Form of 2043 Note, the Form of 2053 Note and the Form of 2063 Note are herein collectively referred to as the “Forms of Notes.” The Forms of Notes set forth certain of the terms required to be set forth in this Certificate pursuant to Section 2.2 of the Indenture, and said terms are incorporated herein by reference. The 2025 Notes, the 2026 Notes, the 2028 Notes, the 2030 Notes, the 2033 Notes, the 2043 Notes, the 2053 Notes and the 2063 Notes are each a separate series of Securities under the Indenture.

2. The title of the 2025 Notes shall be the “5.250% Senior Notes due 2025,” the title of the 2026 Notes shall be the “5.507% Senior Notes due 2026,” the title of the 2028 Notes shall be the “5.150% Senior Notes due 2028,” the title of the 2030 Notes shall be the “5.250% Senior Notes due 2030,” the title of the 2033 Notes shall be the “5.250% Senior Notes due 2033,” the title of the 2043 Notes shall be the “5.600% Senior Notes due 2043,” the title of the 2053 Notes shall be the “5.650% Senior Notes due 2053” and the title of the 2063 Notes shall be the “5.750% Senior Notes due 2063.”

3. The 2025 Notes shall be issued at the initial offering price of 99.934% of the principal amount, the 2026 Notes shall be issued at the initial offering price of 100.000% of the principal amount, the 2028 Notes shall be issued at the initial offering price of 99.826% of the principal amount, the 2030 Notes shall be issued at the initial offering price of 99.769% of the principal amount, the 2033 Notes shall be issued at the initial offering price of 99.685% of the principal amount, the 2043 Notes shall be issued at the initial offering price of 99.441% of the principal amount, the 2053 Notes shall be issued at the initial offering price of 99.856% of the principal amount and the 2063 Notes shall be issued at the initial offering price of 99.072% of the principal amount.

4. The Company will initially issue $2,000,000,000 aggregate principal amount of the 2025 Notes, $1,500,000,000 aggregate principal amount of the 2026 Notes, $3,750,000,000 aggregate principal amount of the 2028 Notes, $2,750,000,000 aggregate principal amount of the 2030 Notes, $4,250,000,000 aggregate principal amount of the 2033 Notes, $2,750,000,000 aggregate principal amount of the 2043 Notes, $4,250,000,000 aggregate principal amount of the 2053 Notes and $2,750,000,000 aggregate principal amount of the 2063 Notes (in each case except for Notes authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of, other Notes pursuant to Sections 2.7, 2.8, 2.11, 3.6 or 9.6 of the Indenture). The Company may issue additional 2025 Notes, 2026 Notes, 2028 Notes, 2030 Notes, 2033 Notes, 2043 Notes, 2053 Notes and/or 2063 Notes from time to time after the date hereof, and such Notes will be treated as part of the respective series of Notes for all purposes under the Indenture.

5. The Notes shall be issued as Global Securities only and will be exchangeable for certificated notes (“Certificated Notes”) only if:

(a)

DTC (x) notifies the Company that it is unwilling or unable to continue as depository for the Global Securities or (y) at any time has ceased to be a clearing agency registered under the Exchange Act at a time when it is required to be registered and, in either case, the Company fails to appoint a successor depository registered as a clearing agency under the Exchange Act within 90 days of notification to the Company or the Company becoming aware of DTC’s ceasing to be so registered, as the case may be;

(b)	the Company, at its option, notifies the Trustee in writing to the effect that the Company elects to cause the issuance of the Certificated Notes; or

(c)	there has occurred and is continuing an Event of Default with respect to the Notes.

Certificated Notes delivered in exchange for any Global Security or beneficial interests in Global Securities will be registered in the names, and issued in any approved denominations, requested by or on behalf of the depository (in accordance with its customary procedures).

6. The Notes shall be denominated in Dollars and payments of principal and interest shall be made in Dollars.

7. In addition to the provisions set forth in Article IV of the Indenture, the following additional provisions shall apply to the Notes and shall be incorporated into the Indenture with respect to the Notes:

Section 4.5 Change of Control Offer

(a) If a Change of Control Triggering Event occurs, unless the Company has exercised its option to redeem the Notes as described in Section 5 of the Security, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes on the terms set forth in such Security. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, a notice will be provided to Holders describing the transaction that constitutes the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is provided (the “Change of Control Payment Date”); provided, however, that in no event will the Change of Control Payment Date occur prior to the date 90 days following the First Issue Date.

(b) On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i)	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(ii)	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii)

deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

(c) Notwithstanding the foregoing, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a Default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

(d) The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

(e) If holders of not less than 90% in aggregate principal amount of the outstanding Notes of the applicable series validly tender and do not withdraw such Notes in a Change Of Control Offer and the Company, or any third party making such an offer in lieu of the Company, purchases all of the Notes validly tendered and not withdrawn by such holders, the Company or such third party will have the right, upon not less than 10 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase pursuant to the Change Of Control Offer described above, to redeem all Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change Of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the Second Change Of Control Payment Date.

(f) For the purposes of this Section 4.5 only, the following definitions shall apply:

“Beneficial Owner” shall be determined in accordance with Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions, except that a Person will be deemed to have beneficial ownership of all shares that Person has the right to acquire irrespective of whether that right is exercisable immediately or only after the passage of time.

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person or Group (other than the Company or one of its Subsidiaries) becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; provided, however, that a Person shall not be deemed Beneficial Owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s affiliates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of the Company’s Subsidiaries, taken as a whole, to one or more Persons or Groups (other than the Company or one of its Subsidiaries); provided that none of the circumstances in this clause (2) will be a Change of Control if the Persons that beneficially own the Company’s Voting Stock immediately prior to the transaction own, directly or indirectly, shares with a majority of the total voting power of all outstanding voting securities of the surviving or transferee Person that are entitled to vote generally in the election of that Person’s board of directors, managers or trustees immediately after the transaction; or (3) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (1) above if (i) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (ii) (A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Group” has the meaning given by Section 13(d) and 14(d) of the Exchange Act or any successor provisions and includes any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act or any successor provision.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Person” has the meaning given by Section 13(d) and 14(d) of the Exchange Act or any successor provisions.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the applicable series of Notes is lowered by both of the Rating Agencies and the applicable series of Notes is rated below an Investment Grade Rating by both of the Rating Agencies on any day during the period commencing 60 days prior to the first public notice of the occurrence of a Change of Control or the Company’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control (which period will be extended so long as the rating of the applicable series of Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies).

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” as applied to stock of any Person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Section 4.6 Limitation on Liens.

(a) The Company shall not, nor shall it permit any of its Subsidiaries to, create or incur any Lien on any of their respective Properties, whether now owned or hereafter acquired, or upon any income or profits therefrom, in order to secure any Indebtedness of the Company, without effectively providing that each series of the Notes shall be equally and ratably secured until such time as such Indebtedness is no longer secured by such Lien, except:

(1) Liens existing as of the First Issue Date;

(2) Liens granted after the First Issue Date on any of the Company or any of its Subsidiaries’ Properties securing Indebtedness of the Company created in favor of the Holders of the Notes;

(3) Liens securing Indebtedness of the Company which are incurred to extend, renew or refinance Indebtedness which is secured by Liens permitted to be incurred under the Indenture; provided that those Liens do not extend to or cover any of the Company or any of its Subsidiaries’ Property other than the Property securing the Indebtedness being refinanced and that the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness being refinanced;

(4) Liens created in substitution of or as replacements for any Liens permitted by the preceding clauses (1) through (3) directly above, provided that, based on a good faith determination of an Officer of the Company, the Property encumbered under any such substitute or replacement Lien is substantially similar in nature to the Property encumbered by the otherwise permitted Lien which is being replaced; and

(5) Permitted Liens.

(b) Notwithstanding the foregoing, the Company and any of its Subsidiaries may, without securing any series of Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto, Exempted Debt does not exceed the greater of (x) 35% of Consolidated Net Worth calculated as of the date of the creation or incurrence of the Lien or (y) 35% of Consolidated Net Worth calculated as of the First Issue Date.

Section 4.7 Limitation on Sale and Lease-Back Transactions.

(a) The Company shall not and shall not permit any of its Subsidiaries to, enter into any sale and lease-back transaction for the sale and leasing back of any Property, whether now owned or hereafter acquired, of the Company or any Subsidiary of the Company, unless:

(1) such transaction was entered into prior to the First Issue Date;

(2) such transaction was for the sale and leasing back of any Property by a Subsidiary of the Company to the Company;

(3) such transaction involves a lease for less than three years;

(4) the Company would be entitled to incur Indebtedness secured by a mortgage on the property to be leased in an amount equal to the Attributable Liens with respect to such sale and lease-back transaction without equally and ratably securing the Notes pursuant to Section 4.6; or

(5) the Company applies an amount equal to the fair value of the proceeds of the Property sold to the purchase of Property or to the retirement of long-term Indebtedness of the Company or any of its Subsidiaries within 120 days of the effective date of any such sale and lease-back transaction. In lieu of applying such amount to such retirement, the Company may, or may cause any of its Subsidiaries to, deliver debt securities to the Trustee therefor for cancellation, such debt securities to be credited at the cost thereof to the Company.

(b) Notwithstanding the foregoing, the Company and any of its Subsidiaries may enter into any sale and lease-back transaction which would otherwise be subject to the foregoing restrictions if after giving effect thereto and at the time of determination, Exempted Debt does not exceed the greater of (a) 35% of Consolidated Net Worth calculated as of the closing date of the sale and lease-back transaction or (b) 35% of Consolidated Net Worth calculated as of the First Issue Date.

Section 4.8 Special Mandatory Redemption.

(a) If (i) the consummation of the Horizon Acquisition does not occur on or before the later of (x) January 31, 2024 or (y) such later date to which the Transaction Agreement as in effect on March 2, 2023 may be extended in accordance with its terms (the “Special Mandatory Redemption End Date”), (ii) prior to the Special Mandatory Redemption End Date, the Transaction Agreement is terminated or (iii) the Company otherwise notifies the Trustee that it will not pursue the consummation of the Horizon Acquisition (the earlier of the date of delivery of such notice described in clause (iii), the Special Mandatory Redemption End Date and the date the Transaction Agreement is terminated, the “Special Mandatory Redemption Trigger Date”), the Company will be required to redeem the Notes of each series then outstanding, other than the 2063 Notes (such redemption, the “Special Mandatory Redemption”), at a special mandatory redemption price equal to 101% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”).

(b) In the event that the Company becomes obligated to redeem the Notes of any series pursuant to the Special Mandatory Redemption, the Company shall promptly, and in any event not more than five Business Days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee and the date upon which such Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no earlier than the third Business Day and no later than 30 days following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each Holder of Notes to be redeemed. The Trustee will then promptly mail, or deliver electronically if such Notes are held by any depositary (including, without limitation, DTC) in accordance with such depositary’s customary procedures, such notice of Special Mandatory Redemption to each Holder of Notes to be redeemed at its registered address. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

8. In addition to the definitions set forth in Article I of the Indenture, each of the Notes shall include the following additional definitions, which, in the event of a conflict with the definition of terms in the Indenture, shall control:

“Attributable Liens” means in connection with a sale and lease-back transaction the lesser of:

(1) the fair market value of the assets subject to such transaction; and

(2) the present value (discounted at a rate per annum equal to the average interest borne by all outstanding debt securities issued under the Indenture (which may include debt securities in addition to the Notes) determined on a weighted average basis and compounded semi-annually) of the obligations of the lessee for rental payments during the term of the related lease.

“Business Day” means any day except a Saturday, Sunday or a legal holiday in the City of New York, New York (or in connection with any payment, the place of payment) on which banking institutions are authorized or required by law, regulation or executive order to close.

“Bridge Credit Facility” means certain credit agreement entered into by and among the Company, as borrower, Citibank, N.A. (“Citibank”), as administrative agent, Bank of America, N.A. (“Bank of America”), as syndication agent, and Citibank and Bank of America, as lead arrangers and book runners, on December 12, 2022, as amended (including any amendment, restatement, refinancing and successors thereof), supplemented or otherwise modified from time to time.

“Consolidated Net Worth” means, as of any date of determination, the Stockholders’ Equity of the Company and its Consolidated Subsidiaries on that date.

“Consolidated Subsidiary” means, as of any date of determination and with respect to any Person, any Subsidiary of that Person whose financial data is, in accordance with GAAP, reflected in that Person’s consolidated financial statements.

“Credit Facilities” means, one or more debt facilities (including, without limitation, the Revolving Credit Agreement, the Term Loan Credit Facility and the Bridge Credit Facility) or commercial paper facilities, in each case, with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.

“Exempted Debt” means the sum of the following as of the date of determination:

(1) Indebtedness of the Company incurred after the First Issue Date and secured by Liens not permitted by Section 4.6(a) above; and

(2) Attributable Liens of the Company and any of its Subsidiaries in respect of sale and lease-back transactions entered into after the First Issue Date pursuant to Section 4.7(b) above.

“Finance Lease” means, as to any Person, a lease of any Property by that Person as lessee that is, or should be recorded as a “finance lease” on the balance sheet of that Person prepared in accordance with GAAP.

“First Issue Date” means March 2, 2023.

“GAAP” means accounting principles generally accepted in the United States set forth in the Accounting Standards Codification of the Financial Accounting Standards Board or in such other documents by such other entity as have been approved by a significant segment of the accounting profession, which are in effect as of the date of determination.

“Governmental Agency” means:

(1) any foreign, federal, state, county or municipal government, or political subdivision thereof;

(2) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body;

(3) any court or administrative tribunal; and

(4) with respect to any Person, any arbitration tribunal or other nongovernmental authority to whose jurisdiction that Person has consented.

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:

(1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements;

(2) other agreements or arrangements designed to manage interest rates or interest rate risk; and

(3) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices.

“Horizon Acquisition” means the acquisition by Pillartree Limited (the “Acquirer Sub”), a private limited company wholly owned by the Company, of the entire issued and to be issued ordinary share capital of Horizon Therapeutics plc (“Horizon”), an Irish public limited company, pursuant to the Transaction Agreement and a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act of 2014.

“Indebtedness” of any Person means, without duplication, any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements with respect thereto) or representing the balance deferred and unpaid of the purchase price of any Property (including pursuant to Finance Leases), except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared on a consolidated basis in accordance with GAAP (but does not include contingent liabilities which appear only in a footnote to a balance sheet), and shall also include, to the extent not otherwise included, the guaranty of items which would be included within this definition.

“Laws” means, collectively, all foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or controlling precedents of any Governmental Agency.

“Lien” means any lien, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

“Make-Whole Amount” means the excess of (1) the net present value, on the redemption date, of the principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable if such redemption had not been made (calculated as if the maturity date of such series of Notes was the par call date relating to such series of Notes, to the extent applicable), over (2) the aggregate principal amount of such series of Notes being redeemed or paid. Net present value shall be determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (as defined below and as determined on the third Business Day preceding the date of redemption) from the respective dates on which such principal and interest would have been payable if such redemption had not been made.

“Permitted Liens” means:

(1) Liens securing Indebtedness under Credit Facilities;

(2) Liens on accounts receivable, merchandise inventory, equipment, and patents, trademarks, trade names and other intangibles, securing Indebtedness of the Company;

(3) Liens on any assets of the Company, any of its Subsidiaries’ assets, or the assets of any joint venture to which the Company or any of its Subsidiaries is a party, created solely to secure obligations incurred to finance the refurbishment, improvement or construction of such asset, which obligations are incurred no later than 24 months after completion of such refurbishment, improvement or construction, and all renewals, extensions, refinancings, replacements or refundings of such obligations;

(4) (a) Liens given to secure the payment of the purchase price incurred in connection with the acquisition (including acquisition through merger or consolidation) of Property (including shares of stock), including Finance Lease transactions in connection with any such acquisition, and (b) Liens existing on Property at the time of acquisition thereof or at the time of acquisition by the Company or one of its Subsidiaries of any Person then owning such Property whether or not such existing Liens were given to secure the payment of the purchase price of the Property to which they attach; provided that, with respect to clause (a), the Liens shall be given within 24 months after such acquisition and shall attach solely to the Property acquired or purchased and any improvements then or thereafter placed thereon;

(5) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(6) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(7) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other Property relating to such letters of credit and the products and proceeds thereof;

(8) Liens on key-man life insurance policies granted to secure Indebtedness of the Company against the cash surrender value thereof;

(9) Liens encumbering customary initial deposits and margin deposits and other Liens in the ordinary course of business, in each case securing Hedging Obligations and forward contract, option, futures contracts, futures options or similar agreements or arrangements designed to protect the Company or any of its Subsidiaries from fluctuations in interest rates, currencies or the price of commodities;

(10) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Company or any of its Subsidiaries in the ordinary course of business;

(11) pre-existing Liens on assets acquired by the Company or any of its Subsidiaries after the First Issue Date;

(12) Liens in favor of the Company or in favor of any of its Subsidiaries;

(13) inchoate Liens incident to construction or maintenance of real property, or Liens incident to construction or maintenance of real property, now or hereafter filed of record for sums not yet delinquent or being contested in good faith, if reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made therefor;

(14) statutory Liens arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith, if reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made therefor;

(15) Liens consisting of pledges or deposits to secure obligations under workers’ compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable;

(16) Liens consisting of pledges or deposits of Property to secure performance in connection with operating leases made in the ordinary course of business to which the Company or any of its Subsidiaries is a party as lessee, provided the aggregate value of all such pledges and deposits in connection with any such lease does not at any time exceed 16 2⁄3% of the annual fixed rentals payable under such lease;

(17) Liens consisting of deposits of Property to secure statutory obligations of the Company or statutory obligations of any of its Subsidiaries in the ordinary course of its business;

(18) Liens consisting of deposits of Property to secure (or in lieu of) surety, appeal or customs bonds in proceedings to which the Company or any of its Subsidiaries is a party in the ordinary course of its business, but not in excess of $75,000,000;

(19) purchase money Liens or purchase money security interests upon or in any Property acquired or held by the Company or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such Property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such Property;

(20) Liens on an asset created in connection with the acquisition, construction or development of additions, extensions or improvements to such asset which shall be financed by obligations described in Sections 142, 144(a) or 144(c) of the Internal Revenue Code of 1986, as amended, or by obligations entitled to substantially similar tax benefits under other legislation or regulations in effect from time to time; and

(21) Liens on Property subject to escrow or similar arrangements established in connection with litigation settlements.

“Person” means any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Property” means any property or asset, whether real, personal or mixed, or tangible or intangible.

“Reinvestment Rate” means, for the 2025 Notes, 0.100%, for the 2026 Notes, 0.200%, for the 2028 Notes, 0.200%, for the 2030 Notes, 0.250%, for the 2033 Notes, 0.250%, for the 2043 Notes, 0.250%, for the 2053 Notes, 0.300% and for the 2063 Notes, 0.300%, in each case plus the weekly yield for the most recent week set forth in the most recent Statistical Release (as defined below) for the constant maturity U.S. Treasury security (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity (in the case of a series of Notes with a par call date, assuming that such series of Notes matured on the applicable par call date), yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

“Revolving Credit Agreement” means the Second Amended and Restated Credit Agreement, dated as of December 12, 2019, among the Company, the banks therein named, Citibank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, and Citibank, N.A., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BofA Securities, Inc., Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc., as joint lead arrangers and joint book runners, as such agreement may be further amended (including any amendment, restatement, refinancing and successors thereof), supplemented or otherwise modified from time to time, including any increase in the principal amount of the obligations thereunder.

“Statistical Release” means the statistical release designated “H.15” or any comparable online data source or publication which is made available by the Federal Reserve System and which establishes yields on actively traded U.S. government securities adjusted to constant maturities, or, if such Statistical Release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

“Stockholders’ Equity” means, as of any date of determination, stockholders’ equity as of that date determined in accordance with GAAP; provided that there shall be excluded from Stockholders’ Equity any amount attributable to capital stock that is, directly or indirectly, required to be redeemed or repurchased by the issuer thereof at a specified date or upon the occurrence of specified events or at the election of the holder thereof.

“Subsidiary” of any specified person means any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such person or one or more of the other Subsidiaries of that person or a combination thereof.

“Term Loan Facility” means certain credit agreement entered into by and among the Company, Citibank, as administrative agent, and Bank of America, as syndication agent, Citibank, Bank of America, Goldman Sachs Bank USA and Mizuho Bank, Ltd., as lead arrangers and book runners, and Goldman Sachs Bank USA and Mizuho Bank, Ltd., as documentation agents, on December 22 , 2022, as amended (including any amendment, restatement, refinancing and successors thereof), supplemented or otherwise modified from time to time.

“Transaction Agreement” means that certain Transaction Agreement, dated as of December 11, 2022, by and among the Company, the Acquirer Sub and Horizon, as amended, supplemented, restated or otherwise modified from time to time.

9. Section 9.1(h) of the Indenture shall be amended and restated solely with respect to the Notes as follows:

(h) to make any change that does not adversely affect the rights of any Securityholder in any material respect;

10. Pursuant to Section 3.4 of the Indenture, solely with respect to the Notes, notices of redemption sent by the Company pursuant to the Indenture may be conditional.

11. The Depository for the Notes shall be The Depository Trust Company (“DTC”).

12. The undersigned is authorized to approve the form, terms and conditions of the Notes.

13. The undersigned has read the provisions of the Indenture, including the covenants and conditions precedent, pertaining to the issuance of the Notes.

14.In connection with this Certificate, the undersigned has examined the documents, corporate records and certificates and has made such inquiries of the other officers of the Company, which he or she has deemed necessary to enable him or her to express an informed opinion as to whether or not such comments and conditions have been complied with.

15.In the opinion of the undersigned, all of the conditions and covenants related to the issuance and authentication of the Notes have been complied with.

[Signature follows]

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the date first set forth above.

By:	/s/ Justin G. Claeys
Name: Justin G. Claeys
Title: Vice President, Finance and Treasurer

Annex A

Form of 2025 Note

[Face of Note]

CUSIP 031162 DM9

5.250% Senior Notes due 2025

No. [ ]	$[ ]

AMGEN INC.

promises to pay to CEDE & CO. or registered assigns,

the principal sum of [ ] on March 2, 2025.

Interest Payment Dates: March 2 and September 2

Record Dates: 15th day prior to March 2 and September 2

Dated: March 2, 2023

AMGEN INC.

By:
Name:
Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Officer

Authentication Date:

[REVERSE SIDE OF NOTE]

5.250% SENIOR NOTES DUE 2025

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF THE DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITORY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)

INTEREST. Amgen Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at 5.250% per annum from March 2, 2023 until maturity. The Company will pay interest in cash semi-annually in arrears on March 2 and September 2 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that the first Interest Payment Date shall be September 2, 2023; provided further that after September 2, 2023, if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The interest rate will be computed on the basis of a 360-day year of twelve 30-day calendar months.

(2)

METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the day that is 15 days prior to the next succeeding Interest Payment Date (whether or not such day is a Business Day), even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal and interest at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York (or, if the Company fails to maintain such office or agency, at the corporate trust office of the trustee in New York, New York or if the trustee does not maintain an office in New York, at the office of a paying agent in New York), or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest on all Global Securities and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in the currency of the United States of America.

(3)

PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

(4)

INDENTURE. The terms of the Notes include those stated in the Indenture dated May 22, 2014, between the Company and the Trustee (the “Indenture”), and those made part of the Indenture by the Officer’s Certificate dated March 2, 2023, delivered pursuant thereto (the “Officer’s Certificate”) and the TIA. The Notes are subject to all such terms, and the Holders are referred to the Indenture and the TIA for a statement of them.

(5)

OPTIONAL REDEMPTION. At any time prior to maturity, the Company will have the option to redeem all or a part of the Notes upon not less than 10 nor more than 60 days’ notice. The redemption price will equal the sum of (1) 100% of the principal amount of any Notes being redeemed, plus accrued and unpaid interest to, but not including, the redemption date, and (2) the Make-Whole Amount. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

(6)

NOTICE OF REDEMPTION. Other than with respect to a Special Mandatory Redemption (as defined below), notice of redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. Notices of redemption for the Notes may be conditional.

(7)	MANDATORY REDEMPTION. Except as provided in Section 8 and 9 below, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(8)	SPECIAL MANDATORY REDEMPTION.

(A) If (i) the consummation of the Horizon Acquisition (as defined below) does not occur on or before the later of (x) January 31, 2024 or (y) such later date to which the Transaction Agreement (as defined below) as in effect on March 2, 2023 may be extended in accordance with its terms (the “Special Mandatory Redemption End Date”), (ii) prior to the Special Mandatory Redemption End Date, the Transaction Agreement is terminated or (iii) the Company otherwise notifies the Trustee that it will not pursue the consummation of the Horizon Acquisition (the earlier of the date of delivery of such notice described in clause (iii), the Special Mandatory Redemption End Date and the date the Transaction Agreement is terminated, the “Special Mandatory Redemption Trigger Date”), the Company will be required to redeem the Notes then-outstanding (such redemption, the “Special Mandatory Redemption”), at a special mandatory redemption price equal to 101% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). “Horizon Acquisition” means the acquisition by Pillartree Limited (the “Acquirer Sub”), a private limited company wholly owned by the Company, of the entire issued and to be issued ordinary share capital of Horizon Therapeutics plc (“Horizon”), an Irish public limited company, pursuant to the Transaction Agreement and a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act of 2014. “Transaction Agreement” means that certain Transaction Agreement, dated as of December 11, 2022, by and among the Company, the Acquirer Sub and Horizon, as amended, supplemented, restated or otherwise modified from time to time. If the Special Mandatory Redemption End Date is extended beyond January 31, 2024, the Company shall promptly inform the Trustee thereof.

(B)In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, the Company shall promptly, and in any event not more than five Business Days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no earlier than the third Business Day and no later than 30 days following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each Holder of the Notes. The Trustee will then promptly mail, or deliver electronically if the Notes are held by any depositary (including, without limitation, DTC) in accordance with such depositary’s customary procedures, such notice of Special Mandatory Redemption to each Holder of the Notes at its registered address. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes.

(9)

CHANGE OF CONTROL TRIGGERING EVENT. In the event of a Change of Control Triggering Event, the Holders may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest, if any, pursuant to the provisions of Section 7 of the Officer’s Certificate. If holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change Of Control Offer and the Company, or any third party making such an offer in lieu of the Company, purchases all of the Notes validly tendered and not withdrawn by such holders, the Company or such third party will have the right, upon not less than 10 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase pursuant to the Change Of Control Offer described above, to redeem all Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change Of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the Second Change Of Control Payment Date.

(10)

DEFEASANCE PRIOR TO MATURITY. The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein.

(11)

RESTRICTIVE COVENANTS. The Indenture and the Officer’s Certificate impose certain limitations on the Company and its Subsidiaries, including limitations on the Company’s and its Subsidiaries’ ability to create or incur certain Liens on any of their respective properties or assets and to enter into certain sale and lease-back transactions and on the Company’s ability to engage in mergers or consolidations or the conveyance, transfer or lease of all or substantially all of its properties and assets. These limitations are subject to a number of important qualifications and exceptions and reference is made to the Indenture and the Officer’s Certificate for a description thereof.

(12)

DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(13)	PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

(14)

AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency; to comply with Article V of the Indenture; to provide for uncertificated Notes in addition to or in place of certificated Notes; to add guarantees with respect to the Notes or secure the Notes; to surrender any of the Company’s rights or powers under the Indenture; to add covenants or events of default for the benefit of the Holders of the Notes; to comply with the applicable procedures of the applicable depositary; to make any change that would not adversely affect the rights under the Indenture of any such Holder in any material respect; to provide for the issuance of and establish the form and terms and conditions of Notes of any series as permitted by the Indenture; to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee with respect to the Notes and to add to or change any of the provisions of the Indenture necessary to provide for the administration of the trusts in the Indenture by more than one trustee; or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA. No amendment to cure any ambiguity, defect or inconsistency in the Indenture made solely to conform the Indenture to the description of notes contained in the Prospectus Supplement related to the Notes, dated February 15, 2023, will be deemed to adversely affect the interests of the Holders of the Notes.

(15)

DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of the Notes may be declared (or, in certain cases, shall ipso facto become) due and payable in the manner and with the effect provided in the Indenture.

(16)

TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

(17)

NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

(18)	AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(19)

ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(20)

CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(21)	GOVERNING LAW. THE INDENTURE AND THIS NOTE, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATED TO THE INDENTURE OR THIS NOTE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Officer’s Certificate.

Requests may be made to:

Amgen Inc.

One Amgen Center Drive

Thousand Oaks, CA 91320-1799

Attention: Investor Relations

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                            to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Annex B

Form of 2026 Note

[Face of Note]

CUSIP 031162 DN7

5.507% Senior Notes due 2026

No. [ ]	$[ ]

AMGEN INC.

promises to pay to CEDE & CO. or registered assigns,

the principal sum of [ ] on March 2, 2026.

Interest Payment Dates: March 2 and September 2

Record Dates: 15th day prior to March 2 and September 2

Dated: March 2, 2023

AMGEN INC.

By:
Name:
Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Officer

Authentication Date:

[REVERSE SIDE OF NOTE]

5.507% SENIOR NOTES DUE 2026

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF THE DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITORY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)

INTEREST. Amgen Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at 5.507% per annum from March 2, 2023 until maturity. The Company will pay interest in cash semi-annually in arrears on March 2 and September 2 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that the first Interest Payment Date shall be September 2, 2023; provided further that after September 2, 2023, if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The interest rate will be computed on the basis of a 360-day year of twelve 30-day calendar months.

(2)

METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the day that is 15 days prior to the next succeeding Interest Payment Date (whether or not such day is a Business Day), even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal and interest at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York (or, if the Company fails to maintain such office or agency, at the corporate trust office of the trustee in New York, New York or if the trustee does not maintain an office in New York, at the office of a paying agent in New York), or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest on all Global Securities and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in the currency of the United States of America.

(3)

PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

(4)

INDENTURE. The terms of the Notes include those stated in the Indenture dated May 22, 2014, between the Company and the Trustee (the “Indenture”), and those made part of the Indenture by the Officer’s Certificate dated March 2, 2023, delivered pursuant thereto (the “Officer’s Certificate”) and the TIA. The Notes are subject to all such terms, and the Holders are referred to the Indenture and the TIA for a statement of them.

(5)

OPTIONAL REDEMPTION. At any time prior to maturity, the Company will have the option to redeem all or a part of the Notes upon not less than 10 nor more than 60 days’ notice. If the Notes are redeemed before March 2, 2024 (two years prior to the maturity date of the Notes), the redemption price will equal the sum of (1) 100% of the principal amount of any Notes being redeemed, plus accrued and unpaid interest to, but not including, the redemption date, and (2) the Make-Whole Amount. If the Notes are redeemed on or after March 2, 2024 (two years prior to the maturity date of the Notes), the redemption price will equal 100% of the principal amount being redeemed, plus accrued and unpaid interest to, but not including, the redemption date. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

(6)

NOTICE OF REDEMPTION. Other than with respect to a Special Mandatory Redemption (as defined below), notice of redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. Notices of redemption for the Notes may be conditional.

(7)	MANDATORY REDEMPTION. Except as provided in Section 8 and 9 below, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(8)	SPECIAL MANDATORY REDEMPTION.

(A) If (i) the consummation of the Horizon Acquisition (as defined below) does not occur on or before the later of (x) January 31, 2024 or (y) such later date to which the Transaction Agreement (as defined below) as in effect on March 2, 2023 may be extended in accordance with its terms (the “Special Mandatory Redemption End Date”), (ii) prior to the Special Mandatory Redemption End Date, the Transaction Agreement is terminated or (iii) the Company otherwise notifies the Trustee that it will not pursue the consummation of the Horizon Acquisition (the earlier of the date of delivery of such notice described in clause (iii), the Special Mandatory Redemption End Date and the date the Transaction Agreement is terminated, the “Special Mandatory Redemption Trigger Date”), the Company will be required to redeem the Notes then-outstanding (such redemption, the “Special Mandatory Redemption”), at a special mandatory redemption price equal to 101% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). “Horizon Acquisition” means the acquisition by Pillartree Limited (the “Acquirer Sub”), a private limited company wholly owned by the Company, of the entire issued and to be issued ordinary share capital of Horizon Therapeutics plc (“Horizon”), an Irish public limited company, pursuant to the Transaction Agreement and a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act of 2014. “Transaction Agreement” means that certain Transaction Agreement, dated as of December 11, 2022, by and among the Company, the Acquirer Sub and Horizon, as amended, supplemented, restated or otherwise modified from time to time. If the Special Mandatory Redemption End Date is extended beyond January 31, 2024, the Company shall promptly inform the Trustee thereof.

(B)In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, the Company shall promptly, and in any event not more than five Business Days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no earlier than the third Business Day and no later than 30 days following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each Holder of the Notes. The Trustee will then promptly mail, or deliver electronically if the Notes are held by any depositary (including, without limitation, DTC) in accordance with such depositary’s customary procedures, such notice of Special Mandatory Redemption to each Holder of the Notes at its registered address. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes.

(9)

CHANGE OF CONTROL TRIGGERING EVENT. In the event of a Change of Control Triggering Event, the Holders may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest, if any, pursuant to the provisions of Section 7 of the Officer’s Certificate. If holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change Of Control Offer and the Company, or any third party making such an offer in lieu of the Company, purchases all of the Notes validly tendered and not withdrawn by such holders, the Company or such third party will have the right, upon not less than 10 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase pursuant to the Change Of Control Offer described above, to redeem all Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change Of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the Second Change Of Control Payment Date.

(10)

DEFEASANCE PRIOR TO MATURITY. The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein.

(11)

RESTRICTIVE COVENANTS. The Indenture and the Officer’s Certificate impose certain limitations on the Company and its Subsidiaries, including limitations on the Company’s and its Subsidiaries’ ability to create or incur certain Liens on any of their respective properties or assets and to enter into certain sale and lease-back transactions and on the Company’s ability to engage in mergers or consolidations or the conveyance, transfer or lease of all or substantially all of its properties and assets. These limitations are subject to a number of important qualifications and exceptions and reference is made to the Indenture and the Officer’s Certificate for a description thereof.

(12)

DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(13)	PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

(14)

AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency; to comply with Article V of the Indenture; to provide for uncertificated Notes in addition to or in place of certificated Notes; to add guarantees with respect to the Notes or secure the Notes; to surrender any of the Company’s rights or powers under the Indenture; to add covenants or events of default for the benefit of the Holders of the Notes; to comply with the applicable procedures of the applicable depositary; to make any change that would not adversely affect the rights under the Indenture of any such Holder in any material respect; to provide for the issuance of and establish the form and terms and conditions of Notes of any series as permitted by the Indenture; to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee with respect to the Notes and to add to or change any of the provisions of the Indenture necessary to provide for the administration of the trusts in the Indenture by more than one trustee; or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA. No amendment to cure any ambiguity, defect or inconsistency in the Indenture made solely to conform the Indenture to the description of notes contained in the Prospectus Supplement related to the Notes, dated February 15, 2023, will be deemed to adversely affect the interests of the Holders of the Notes.

(15)

DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of the Notes may be declared (or, in certain cases, shall ipso facto become) due and payable in the manner and with the effect provided in the Indenture.

(16)

TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

(17)

NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

(18)	AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(19)

ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(20)

CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(21)	GOVERNING LAW. THE INDENTURE AND THIS NOTE, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATED TO THE INDENTURE OR THIS NOTE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Officer’s Certificate.

Requests may be made to:

Amgen Inc.

One Amgen Center Drive

Thousand Oaks, CA 91320-1799

Attention: Investor Relations

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                    to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Annex C

Form of 2028 Note

[Face of Note]

CUSIP 031162 DP2

5.150% Senior Notes due 2028

No. [ ]	$[ ]

AMGEN INC.

promises to pay to CEDE & CO. or registered assigns,

the principal sum of [ ] on March 2, 2028.

Interest Payment Dates: March 2 and September 2

Record Dates: 15th day prior to March 2 and September 2

Dated: March 2, 2023

AMGEN INC.

By:
Name:
Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Officer

Authentication Date:

[REVERSE SIDE OF NOTE]

5.150% SENIOR NOTES DUE 2028

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF THE DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITORY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)

INTEREST. Amgen Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at 5.150% per annum from March 2, 2023 until maturity. The Company will pay interest in cash semi-annually in arrears on March 2 and September 2 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that the first Interest Payment Date shall be September 2, 2023; provided further that after September 2, 2023, if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The interest rate will be computed on the basis of a 360-day year of twelve 30-day calendar months.

(2)

METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the day that is 15 days prior to the next succeeding Interest Payment Date (whether or not such day is a Business Day), even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal and interest at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York (or, if the Company fails to maintain such office or agency, at the corporate trust office of the trustee in New York, New York or if the trustee does not maintain an office in New York, at the office of a paying agent in New York), or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest on all Global Securities and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in the currency of the United States of America.

(3)

PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

(4)

INDENTURE. The terms of the Notes include those stated in the Indenture dated May 22, 2014, between the Company and the Trustee (the “Indenture”), and those made part of the Indenture by the Officer’s Certificate dated March 2, 2023, delivered pursuant thereto (the “Officer’s Certificate”) and the TIA. The Notes are subject to all such terms, and the Holders are referred to the Indenture and the TIA for a statement of them.

(5)

OPTIONAL REDEMPTION. At any time prior to maturity, the Company will have the option to redeem all or a part of the Notes upon not less than 10 nor more than 60 days’ notice. If the Notes are redeemed before February 2, 2028 (one month prior to the maturity date of the Notes), the redemption price will equal the sum of (1) 100% of the principal amount of any Notes being redeemed, plus accrued and unpaid interest to, but not including, the redemption date, and (2) the Make-Whole Amount. If the Notes are redeemed on or after February 2, 2028 (one month prior to the maturity date of the Notes), the redemption price will equal 100% of the principal amount being redeemed, plus accrued and unpaid interest to, but not including, the redemption date. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

(6)

NOTICE OF REDEMPTION. Other than with respect to a Special Mandatory Redemption (as defined below), notice of redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. Notices of redemption for the Notes may be conditional.

(7)	MANDATORY REDEMPTION. Except as provided in Section 8 and 9 below, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(8)	SPECIAL MANDATORY REDEMPTION.

(A) If (i) the consummation of the Horizon Acquisition (as defined below) does not occur on or before the later of (x) January 31, 2024 or (y) such later date to which the Transaction Agreement (as defined below) as in effect on March 2, 2023 may be extended in accordance with its terms (the “Special Mandatory Redemption End Date”), (ii) prior to the Special Mandatory Redemption End Date, the Transaction Agreement is terminated or (iii) the Company otherwise notifies the Trustee that it will not pursue the consummation of the Horizon Acquisition (the earlier of the date of delivery of such notice described in clause (iii), the Special Mandatory Redemption End Date and the date the Transaction Agreement is terminated, the “Special Mandatory Redemption Trigger Date”), the Company will be required to redeem the Notes then-outstanding (such redemption, the “Special Mandatory Redemption”), at a special mandatory redemption price equal to 101% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). “Horizon Acquisition” means the acquisition by Pillartree Limited (the “Acquirer Sub”), a private limited company wholly owned by the Company, of the entire issued and to be issued ordinary share capital of Horizon Therapeutics plc (“Horizon”), an Irish public limited company, pursuant to the Transaction Agreement and a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act of 2014. “Transaction Agreement” means that certain Transaction Agreement, dated as of December 11, 2022, by and among the Company, the Acquirer Sub and Horizon, as amended, supplemented, restated or otherwise modified from time to time. If the Special Mandatory Redemption End Date is extended beyond January 31, 2024, the Company shall promptly inform the Trustee thereof.

(B) In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, the Company shall promptly, and in any event not more than five Business Days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no earlier than the third Business Day and no later than 30 days following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each Holder of the Notes. The Trustee will then promptly mail, or deliver electronically if the Notes are held by any depositary (including, without limitation, DTC) in accordance with such depositary’s customary procedures, such notice of Special Mandatory Redemption to each Holder of the Notes at its registered address. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes.

(9)

CHANGE OF CONTROL TRIGGERING EVENT. In the event of a Change of Control Triggering Event, the Holders may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest, if any, pursuant to the provisions of Section 7 of the Officer’s Certificate. If holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change Of Control Offer and the Company, or any third party making such an offer in lieu of the Company, purchases all of the Notes validly tendered and not withdrawn by such holders, the Company or such third party will have the right, upon not less than 10 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase pursuant to the Change Of Control Offer described above, to redeem all Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change Of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the Second Change Of Control Payment Date.

(10)

DEFEASANCE PRIOR TO MATURITY. The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein.

(11)

RESTRICTIVE COVENANTS. The Indenture and the Officer’s Certificate impose certain limitations on the Company and its Subsidiaries, including limitations on the Company’s and its Subsidiaries’ ability to create or incur certain Liens on any of their respective properties or assets and to enter into certain sale and lease-back transactions and on the Company’s ability to engage in mergers or consolidations or the conveyance, transfer or lease of all or substantially all of its properties and assets. These limitations are subject to a number of important qualifications and exceptions and reference is made to the Indenture and the Officer’s Certificate for a description thereof.

(12)

DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(13)	PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

(14)

AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency; to comply with Article V of the Indenture; to provide for uncertificated Notes in addition to or in place of certificated Notes; to add guarantees with respect to the Notes or secure the Notes; to surrender any of the Company’s rights or powers under the Indenture; to add covenants or events of default for the benefit of the Holders of the Notes; to comply with the applicable procedures of the applicable depositary; to make any change that would not adversely affect the rights under the Indenture of any such Holder in any material respect; to provide for the issuance of and establish the form and terms and conditions of Notes of any series as permitted by the Indenture; to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee with respect to the Notes and to add to or change any of the provisions of the Indenture necessary to provide for the administration of the trusts in the Indenture by more than one trustee; or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA. No amendment to cure any ambiguity, defect or inconsistency in the Indenture made solely to conform the Indenture to the description of notes contained in the Prospectus Supplement related to the Notes, dated February 15, 2023, will be deemed to adversely affect the interests of the Holders of the Notes.

(15)

DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of the Notes may be declared (or, in certain cases, shall ipso facto become) due and payable in the manner and with the effect provided in the Indenture.

(16)

TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

(17)

NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

(18)	AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(19)

ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(20)

CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(21)	GOVERNING LAW. THE INDENTURE AND THIS NOTE, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATED TO THE INDENTURE OR THIS NOTE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Officer’s Certificate.

Requests may be made to:

Amgen Inc.

One Amgen Center Drive

Thousand Oaks, CA 91320-1799

Attention: Investor Relations

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                     to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Annex D

Form of 2030 Note

[Face of Note]

CUSIP 031162 DQ0

5.250% Senior Notes due 2030

No. [ ]	$[ ]

AMGEN INC.

promises to pay to CEDE & CO. or registered assigns,

the principal sum of [ ] on March 2, 2030.

Interest Payment Dates: March 2 and September 2

Record Dates: 15th day prior to March 2 and September 2

Dated: March 2, 2023

AMGEN INC.

By:
Name:
Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Officer

Authentication Date:

[REVERSE SIDE OF NOTE]

5.250% SENIOR NOTES DUE 2030

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF THE DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITORY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)

INTEREST. Amgen Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at 5.250% per annum from March 2, 2023 until maturity. The Company will pay interest in cash semi-annually in arrears on March 2 and September 2 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that the first Interest Payment Date shall be September 2, 2023; provided further that after September 2, 2023, if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The interest rate will be computed on the basis of a 360-day year of twelve 30-day calendar months.

(2)

METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the day that is 15 days prior to the next succeeding Interest Payment Date (whether or not such day is a Business Day), even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal and interest at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York (or, if the Company fails to maintain such office or agency, at the corporate trust office of the trustee in New York, New York or if the trustee does not maintain an office in New York, at the office of a paying agent in New York), or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest on all Global Securities and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in the currency of the United States of America.

(3)

PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

(4)

INDENTURE. The terms of the Notes include those stated in the Indenture dated May 22, 2014, between the Company and the Trustee (the “Indenture”), and those made part of the Indenture by the Officer’s Certificate dated March 2, 2023, delivered pursuant thereto (the “Officer’s Certificate”) and the TIA. The Notes are subject to all such terms, and the Holders are referred to the Indenture and the TIA for a statement of them.

(5)

OPTIONAL REDEMPTION. At any time prior to maturity, the Company will have the option to redeem all or a part of the Notes upon not less than 10 nor more than 60 days’ notice. If the Notes are redeemed before January 2, 2030 (two months prior to the maturity date of the Notes), the redemption price will equal the sum of (1) 100% of the principal amount of any Notes being redeemed, plus accrued and unpaid interest to, but not including, the redemption date, and (2) the Make-Whole Amount. If the Notes are redeemed on or after January 2, 2030 (two months prior to the maturity date of the Notes), the redemption price will equal 100% of the principal amount being redeemed, plus accrued and unpaid interest to, but not including, the redemption date. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

(6)

NOTICE OF REDEMPTION. Other than with respect to a Special Mandatory Redemption (as defined below), notice of redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. Notices of redemption for the Notes may be conditional.

(7)	MANDATORY REDEMPTION. Except as provided in Section 8 and 9 below, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(8)	SPECIAL MANDATORY REDEMPTION.

(A) If (i) the consummation of the Horizon Acquisition (as defined below) does not occur on or before the later of (x) January 31, 2024 or (y) such later date to which the Transaction Agreement (as defined below) as in effect on March 2, 2023 may be extended in accordance with its terms (the “Special Mandatory Redemption End Date”), (ii) prior to the Special Mandatory Redemption End Date, the Transaction Agreement is terminated or (iii) the Company otherwise notifies the Trustee that it will not pursue the consummation of the Horizon Acquisition (the earlier of the date of delivery of such notice described in clause (iii), the Special Mandatory Redemption End Date and the date the Transaction Agreement is terminated, the “Special Mandatory Redemption Trigger Date”), the Company will be required to redeem the Notes then-outstanding (such redemption, the “Special Mandatory Redemption”), at a special mandatory redemption price equal to 101% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). “Horizon Acquisition” means the acquisition by Pillartree Limited (the “Acquirer Sub”), a private limited company wholly owned by the Company, of the entire issued and to be issued ordinary share capital of Horizon Therapeutics plc (“Horizon”), an Irish public limited company, pursuant to the Transaction Agreement and a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act of 2014. “Transaction Agreement” means that certain Transaction Agreement, dated as of December 11, 2022, by and among the Company, the Acquirer Sub and Horizon, as amended, supplemented, restated or otherwise modified from time to time. If the Special Mandatory Redemption End Date is extended beyond January 31, 2024, the Company shall promptly inform the Trustee thereof.

(B) In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, the Company shall promptly, and in any event not more than five Business Days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no earlier than the third Business Day and no later than 30 days following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each Holder of the Notes. The Trustee will then promptly mail, or deliver electronically if the Notes are held by any depositary (including, without limitation, DTC) in accordance with such depositary’s customary procedures, such notice of Special Mandatory Redemption to each Holder of the Notes at its registered address. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes.

(9)

CHANGE OF CONTROL TRIGGERING EVENT. In the event of a Change of Control Triggering Event, the Holders may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest, if any, pursuant to the provisions of Section 7 of the Officer’s Certificate. If holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change Of Control Offer and the Company, or any third party making such an offer in lieu of the Company, purchases all of the Notes validly tendered and not withdrawn by such holders, the Company or such third party will have the right, upon not less than 10 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase pursuant to the Change Of Control Offer described above, to redeem all Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change Of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the Second Change Of Control Payment Date.

(10)

DEFEASANCE PRIOR TO MATURITY. The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein.

(11)

RESTRICTIVE COVENANTS. The Indenture and the Officer’s Certificate impose certain limitations on the Company and its Subsidiaries, including limitations on the Company’s and its Subsidiaries’ ability to create or incur certain Liens on any of their respective properties or assets and to enter into certain sale and lease-back transactions and on the Company’s ability to engage in mergers or consolidations or the conveyance, transfer or lease of all or substantially all of its properties and assets. These limitations are subject to a number of important qualifications and exceptions and reference is made to the Indenture and the Officer’s Certificate for a description thereof.

(12)

DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(13)	PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

(14)

AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency; to comply with Article V of the Indenture; to provide for uncertificated Notes in addition to or in place of certificated Notes; to add guarantees with respect to the Notes or secure the Notes; to surrender any of the Company’s rights or powers under the Indenture; to add covenants or events of default for the benefit of the Holders of the Notes; to comply with the applicable procedures of the applicable depositary; to make any change that would not adversely affect the rights under the Indenture of any such Holder in any material respect; to provide for the issuance of and establish the form and terms and conditions of Notes of any series as permitted by the Indenture; to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee with respect to the Notes and to add to or change any of the provisions of the Indenture necessary to provide for the administration of the trusts in the Indenture by more than one trustee; or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA. No amendment to cure any ambiguity, defect or inconsistency in the Indenture made solely to conform the Indenture to the description of notes contained in the Prospectus Supplement related to the Notes, dated February 15, 2023, will be deemed to adversely affect the interests of the Holders of the Notes.

(15)

DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of the Notes may be declared (or, in certain cases, shall ipso facto become) due and payable in the manner and with the effect provided in the Indenture.

(16)

TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

(17)

NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

(18)	AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(19)

ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(20)

CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(21)	GOVERNING LAW. THE INDENTURE AND THIS NOTE, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATED TO THE INDENTURE OR THIS NOTE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Officer’s Certificate.

Requests may be made to:

Amgen Inc.

One Amgen Center Drive

Thousand Oaks, CA 91320-1799

Attention: Investor Relations

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                         to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Annex E

Form of 2033 Note

[Face of Note]

CUSIP 031162 DR8

5.250% Senior Notes due 2033

No. [ ]	$[ ]

AMGEN INC.

promises to pay to CEDE & CO. or registered assigns,

the principal sum of [ ] on March 2, 2033.

Interest Payment Dates: March 2 and September 2

Record Dates: 15th day prior to March 2 and September 2

Dated: March 2, 2023

AMGEN INC.

By:
Name:
Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Officer

Authentication Date:

[REVERSE SIDE OF NOTE]

5.250% SENIOR NOTES DUE 2033

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF THE DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITORY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)

INTEREST. Amgen Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at 5.250% per annum from March 2, 2023 until maturity. The Company will pay interest in cash semi-annually in arrears on March 2 and September 2 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that the first Interest Payment Date shall be September 2, 2023; provided further that after September 2, 2023, if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The interest rate will be computed on the basis of a 360-day year of twelve 30-day calendar months.

(2)

METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the day that is 15 days prior to the next succeeding Interest Payment Date (whether or not such day is a Business Day), even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal and interest at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York (or, if the Company fails to maintain such office or agency, at the corporate trust office of the trustee in New York, New York or if the trustee does not maintain an office in New York, at the office of a paying agent in New York), or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest on all Global Securities and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in the currency of the United States of America.

(3)

PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

(4)

INDENTURE. The terms of the Notes include those stated in the Indenture dated May 22, 2014, between the Company and the Trustee (the “Indenture”), and those made part of the Indenture by the Officer’s Certificate dated March 2, 2023, delivered pursuant thereto (the “Officer’s Certificate”) and the TIA. The Notes are subject to all such terms, and the Holders are referred to the Indenture and the TIA for a statement of them.

(5)

OPTIONAL REDEMPTION. At any time prior to maturity, the Company will have the option to redeem all or a part of the Notes upon not less than 10 nor more than 60 days’ notice. If the Notes are redeemed before December 2, 2032 (three months prior to the maturity date of the Notes), the redemption price will equal the sum of (1) 100% of the principal amount of any Notes being redeemed, plus accrued and unpaid interest to, but not including, the redemption date, and (2) the Make-Whole Amount. If the Notes are redeemed on or after December 2, 2032 (three months prior to the maturity date of the Notes), the redemption price will equal 100% of the principal amount being redeemed, plus accrued and unpaid interest to, but not including, the redemption date. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

(6)

NOTICE OF REDEMPTION. Other than with respect to a Special Mandatory Redemption (as defined below), notice of redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. Notices of redemption for the Notes may be conditional.

(7)	MANDATORY REDEMPTION. Except as provided in Section 8 and 9 below, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(8)	SPECIAL MANDATORY REDEMPTION.

(A) If (i) the consummation of the Horizon Acquisition (as defined below) does not occur on or before the later of (x) January 31, 2024 or (y) such later date to which the Transaction Agreement (as defined below) as in effect on March 2, 2023 may be extended in accordance with its terms (the “Special Mandatory Redemption End Date”), (ii) prior to the Special Mandatory Redemption End Date, the Transaction Agreement is terminated or (iii) the Company otherwise notifies the Trustee that it will not pursue the consummation of the Horizon Acquisition (the earlier of the date of delivery of such notice described in clause (iii), the Special Mandatory Redemption End Date and the date the Transaction Agreement is terminated, the “Special Mandatory Redemption Trigger Date”), the Company will be required to redeem the Notes then-outstanding (such redemption, the “Special Mandatory Redemption”), at a special mandatory redemption price equal to 101% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). “Horizon Acquisition” means the acquisition by Pillartree Limited (the “Acquirer Sub”), a private limited company wholly owned by the Company, of the entire issued and to be issued ordinary share capital of Horizon Therapeutics plc (“Horizon”), an Irish public limited company, pursuant to the Transaction Agreement and a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act of 2014. “Transaction Agreement” means that certain Transaction Agreement, dated as of December 11, 2022, by and among the Company, the Acquirer Sub and Horizon, as amended, supplemented, restated or otherwise modified from time to time. If the Special Mandatory Redemption End Date is extended beyond January 31, 2024, the Company shall promptly inform the Trustee thereof.

(B) In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, the Company shall promptly, and in any event not more than five Business Days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no earlier than the third Business Day and no later than 30 days following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each Holder of the Notes. The Trustee will then promptly mail, or deliver electronically if the Notes are held by any depositary (including, without limitation, DTC) in accordance with such depositary’s customary procedures, such notice of Special Mandatory Redemption to each Holder of the Notes at its registered address. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes.

(9)

CHANGE OF CONTROL TRIGGERING EVENT. In the event of a Change of Control Triggering Event, the Holders may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest, if any, pursuant to the provisions of Section 7 of the Officer’s Certificate. If holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change Of Control Offer and the Company, or any third party making such an offer in lieu of the Company, purchases all of the Notes validly tendered and not withdrawn by such holders, the Company or such third party will have the right, upon not less than 10 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase pursuant to the Change Of Control Offer described above, to redeem all Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change Of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the Second Change Of Control Payment Date.

(10)

DEFEASANCE PRIOR TO MATURITY. The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein.

(11)

RESTRICTIVE COVENANTS. The Indenture and the Officer’s Certificate impose certain limitations on the Company and its Subsidiaries, including limitations on the Company’s and its Subsidiaries’ ability to create or incur certain Liens on any of their respective properties or assets and to enter into certain sale and lease-back transactions and on the Company’s ability to engage in mergers or consolidations or the conveyance, transfer or lease of all or substantially all of its properties and assets. These limitations are subject to a number of important qualifications and exceptions and reference is made to the Indenture and the Officer’s Certificate for a description thereof.

(12)

DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(13)	PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

(14)

AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency; to comply with Article V of the Indenture; to provide for uncertificated Notes in addition to or in place of certificated Notes; to add guarantees with respect to the Notes or secure the Notes; to surrender any of the Company’s rights or powers under the Indenture; to add covenants or events of default for the benefit of the Holders of the Notes; to comply with the applicable procedures of the applicable depositary; to make any change that would not adversely affect the rights under the Indenture of any such Holder in any material respect; to provide for the issuance of and establish the form and terms and conditions of Notes of any series as permitted by the Indenture; to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee with respect to the Notes and to add to or change any of the provisions of the Indenture necessary to provide for the administration of the trusts in the Indenture by more than one trustee; or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA. No amendment to cure any ambiguity, defect or inconsistency in the Indenture made solely to conform the Indenture to the description of notes contained in the Prospectus Supplement related to the Notes, dated February 15, 2023, will be deemed to adversely affect the interests of the Holders of the Notes.

(15)

DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of the Notes may be declared (or, in certain cases, shall ipso facto become) due and payable in the manner and with the effect provided in the Indenture.

(16)

TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

(17)

NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

(18)	AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(19)

ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(20)

CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(21)	GOVERNING LAW. THE INDENTURE AND THIS NOTE, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATED TO THE INDENTURE OR THIS NOTE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Officer’s Certificate.

Requests may be made to:

Amgen Inc.

One Amgen Center Drive

Thousand Oaks, CA 91320-1799

Attention: Investor Relations

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                     to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Annex F

Form of 2043 Note

[Face of Note]

CUSIP 031162 DS6

5.600% Senior Notes due 2043

No. [ ]	$[ ]

AMGEN INC.

promises to pay to CEDE & CO. or registered assigns,

the principal sum of [ ] on March 2, 2043.

Interest Payment Dates: March 2 and September 2

Record Dates: 15th day prior to March 2 and September 2

Dated: March 2, 2023

AMGEN INC.

By:
Name:
Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Officer

Authentication Date:

[REVERSE SIDE OF NOTE]

5.600% SENIOR NOTES DUE 2043

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF THE DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITORY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)

INTEREST. Amgen Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at 5.600% per annum from March 2, 2023 until maturity. The Company will pay interest in cash semi-annually in arrears on March 2 and September 2 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that the first Interest Payment Date shall be September 2, 2023; provided further that after September 2, 2023, if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The interest rate will be computed on the basis of a 360-day year of twelve 30-day calendar months.

(2)

METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the day that is 15 days prior to the next succeeding Interest Payment Date (whether or not such day is a Business Day), even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal and interest at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York (or, if the Company fails to maintain such office or agency, at the corporate trust office of the trustee in New York, New York or if the trustee does not maintain an office in New York, at the office of a paying agent in New York), or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest on all Global Securities and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in the currency of the United States of America.

(3)

PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

(4)

INDENTURE. The terms of the Notes include those stated in the Indenture dated May 22, 2014, between the Company and the Trustee (the “Indenture”), and those made part of the Indenture by the Officer’s Certificate dated March 2, 2023, delivered pursuant thereto (the “Officer’s Certificate”) and the TIA. The Notes are subject to all such terms, and the Holders are referred to the Indenture and the TIA for a statement of them.

(5)

OPTIONAL REDEMPTION. At any time prior to maturity, the Company will have the option to redeem all or a part of the Notes upon not less than 10 nor more than 60 days’ notice. If the Notes are redeemed before September 2, 2042 (six months prior to the maturity date of the Notes), the redemption price will equal the sum of (1) 100% of the principal amount of any Notes being redeemed, plus accrued and unpaid interest to, but not including, the redemption date, and (2) the Make-Whole Amount. If the Notes are redeemed on or after September 2, 2042 (six months prior to the maturity date of the Notes), the redemption price will equal 100% of the principal amount being redeemed, plus accrued and unpaid interest to, but not including, the redemption date. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

(6)

NOTICE OF REDEMPTION. Other than with respect to a Special Mandatory Redemption (as defined below), notice of redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. Notices of redemption for the Notes may be conditional.

(7)	MANDATORY REDEMPTION. Except as provided in Section 8 and 9 below, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(8)	SPECIAL MANDATORY REDEMPTION.

(A) If (i) the consummation of the Horizon Acquisition (as defined below) does not occur on or before the later of (x) January 31, 2024 or (y) such later date to which the Transaction Agreement (as defined below) as in effect on March 2, 2023 may be extended in accordance with its terms (the “Special Mandatory Redemption End Date”), (ii) prior to the Special Mandatory Redemption End Date, the Transaction Agreement is terminated or (iii) the Company otherwise notifies the Trustee that it will not pursue the consummation of the Horizon Acquisition (the earlier of the date of delivery of such notice described in clause (iii), the Special Mandatory Redemption End Date and the date the Transaction Agreement is terminated, the “Special Mandatory Redemption Trigger Date”), the Company will be required to redeem the Notes then-outstanding (such redemption, the “Special Mandatory Redemption”), at a special mandatory redemption price equal to 101% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). “Horizon Acquisition” means the acquisition by Pillartree Limited (the “Acquirer Sub”), a private limited company wholly owned by the Company, of the entire issued and to be issued ordinary share capital of Horizon Therapeutics plc (“Horizon”), an Irish public limited company, pursuant to the Transaction Agreement and a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act of 2014. “Transaction Agreement” means that certain Transaction Agreement, dated as of December 11, 2022, by and among the Company, the Acquirer Sub and Horizon, as amended, supplemented, restated or otherwise modified from time to time. If the Special Mandatory Redemption End Date is extended beyond January 31, 2024, the Company shall promptly inform the Trustee thereof.

(B) In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, the Company shall promptly, and in any event not more than five Business Days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no earlier than the third Business Day and no later than 30 days following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each Holder of the Notes. The Trustee will then promptly mail, or deliver electronically if the Notes are held by any depositary (including, without limitation, DTC) in accordance with such depositary’s customary procedures, such notice of Special Mandatory Redemption to each Holder of the Notes at its registered address. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes.

(9)

CHANGE OF CONTROL TRIGGERING EVENT. In the event of a Change of Control Triggering Event, the Holders may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest, if any, pursuant to the provisions of Section 7 of the Officer’s Certificate. If holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change Of Control Offer and the Company, or any third party making such an offer in lieu of the Company, purchases all of the Notes validly tendered and not withdrawn by such holders, the Company or such third party will have the right, upon not less than 10 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase pursuant to the Change Of Control Offer described above, to redeem all Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change Of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the Second Change Of Control Payment Date.

(10)

DEFEASANCE PRIOR TO MATURITY. The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein.

(11)

RESTRICTIVE COVENANTS. The Indenture and the Officer’s Certificate impose certain limitations on the Company and its Subsidiaries, including limitations on the Company’s and its Subsidiaries’ ability to create or incur certain Liens on any of their respective properties or assets and to enter into certain sale and lease-back transactions and on the Company’s ability to engage in mergers or consolidations or the conveyance, transfer or lease of all or substantially all of its properties and assets. These limitations are subject to a number of important qualifications and exceptions and reference is made to the Indenture and the Officer’s Certificate for a description thereof.

(12)

DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(13)	PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

(14)

AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency; to comply with Article V of the Indenture; to provide for uncertificated Notes in addition to or in place of certificated Notes; to add guarantees with respect to the Notes or secure the Notes; to surrender any of the Company’s rights or powers under the Indenture; to add covenants or events of default for the benefit of the Holders of the Notes; to comply with the applicable procedures of the applicable depositary; to make any change that would not adversely affect the rights under the Indenture of any such Holder in any material respect; to provide for the issuance of and establish the form and terms and conditions of Notes of any series as permitted by the Indenture; to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee with respect to the Notes and to add to or change any of the provisions of the Indenture necessary to provide for the administration of the trusts in the Indenture by more than one trustee; or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA. No amendment to cure any ambiguity, defect or inconsistency in the Indenture made solely to conform the Indenture to the description of notes contained in the Prospectus Supplement related to the Notes, dated February 15, 2023, will be deemed to adversely affect the interests of the Holders of the Notes.

(15)

DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of the Notes may be declared (or, in certain cases, shall ipso facto become) due and payable in the manner and with the effect provided in the Indenture.

(16)

TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

(17)

NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

(18)	AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(19)

ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(20)

CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(21)	GOVERNING LAW. THE INDENTURE AND THIS NOTE, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATED TO THE INDENTURE OR THIS NOTE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Officer’s Certificate.

Requests may be made to:

Amgen Inc.

One Amgen Center Drive

Thousand Oaks, CA 91320-1799

Attention: Investor Relations

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                         to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Annex G

Form of 2053 Note

[Face of Note]

CUSIP 031162 DT4

5.650% Senior Notes due 2053

No. [ ]	$[ ]

AMGEN INC.

promises to pay to CEDE & CO. or registered assigns,

the principal sum of [ ] on March 2, 2053.

Interest Payment Dates: March 2 and September 2

Record Dates: 15th day prior to March 2 and September 2

Dated: March 2, 2023

AMGEN INC.

By:
Name:
Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Officer

Authentication Date:

[REVERSE SIDE OF NOTE]

5.650% SENIOR NOTES DUE 2053

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF THE DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITORY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)

INTEREST. Amgen Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at 5.650% per annum from March 2, 2023 until maturity. The Company will pay interest in cash semi-annually in arrears on March 2 and September 2 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that the first Interest Payment Date shall be September 2, 2023; provided further that after September 2, 2023, if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The interest rate will be computed on the basis of a 360-day year of twelve 30-day calendar months.

(2)

METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the day that is 15 days prior to the next succeeding Interest Payment Date (whether or not such day is a Business Day), even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal and interest at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York (or, if the Company fails to maintain such office or agency, at the corporate trust office of the trustee in New York, New York or if the trustee does not maintain an office in New York, at the office of a paying agent in New York), or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest on all Global Securities and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in the currency of the United States of America.

(3)

PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

(4)

INDENTURE. The terms of the Notes include those stated in the Indenture dated May 22, 2014, between the Company and the Trustee (the “Indenture”), and those made part of the Indenture by the Officer’s Certificate dated March 2, 2023, delivered pursuant thereto (the “Officer’s Certificate”) and the TIA. The Notes are subject to all such terms, and the Holders are referred to the Indenture and the TIA for a statement of them.

(5)

OPTIONAL REDEMPTION. At any time prior to maturity, the Company will have the option to redeem all or a part of the Notes upon not less than 10 nor more than 60 days’ notice. If the Notes are redeemed before September 2, 2052 (six months prior to the maturity date of the Notes), the redemption price will equal the sum of (1) 100% of the principal amount of any Notes being redeemed, plus accrued and unpaid interest to, but not including, the redemption date, and (2) the Make-Whole Amount. If the Notes are redeemed on or after September 2, 2052 (six months prior to the maturity date of the Notes), the redemption price will equal 100% of the principal amount being redeemed, plus accrued and unpaid interest to, but not including, the redemption date. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

(6)

NOTICE OF REDEMPTION. Other than with respect to a Special Mandatory Redemption (as defined below), notice of redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. Notices of redemption for the Notes may be conditional.

(7)	MANDATORY REDEMPTION. Except as provided in Section 8 and 9 below, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(8)	SPECIAL MANDATORY REDEMPTION.

(A)    If (i) the consummation of the Horizon Acquisition (as defined below) does not occur on or before the later of (x) January 31, 2024 or (y) such later date to which the Transaction Agreement (as defined below) as in effect on March 2, 2023 may be extended in accordance with its terms (the “Special Mandatory Redemption End Date”), (ii) prior to the Special Mandatory Redemption End Date, the Transaction Agreement is terminated or (iii) the Company otherwise notifies the Trustee that it will not pursue the consummation of the Horizon Acquisition (the earlier of the date of delivery of such notice described in clause (iii), the Special Mandatory Redemption End Date and the date the Transaction Agreement is terminated, the “Special Mandatory Redemption Trigger Date”), the Company will be required to redeem the Notes then-outstanding (such redemption, the “Special Mandatory Redemption”), at a special mandatory redemption price equal to 101% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). “Horizon Acquisition” means the acquisition by Pillartree Limited (the “Acquirer Sub”), a private limited company wholly owned by the Company, of the entire issued and to be issued ordinary share capital of Horizon Therapeutics plc (“Horizon”), an Irish public limited company, pursuant to the Transaction Agreement and a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act of 2014. “Transaction Agreement” means that certain Transaction Agreement, dated as of December 11, 2022, by and among the Company, the Acquirer Sub and Horizon, as amended, supplemented, restated or otherwise modified from time to time. If the Special Mandatory Redemption End Date is extended beyond January 31, 2024, the Company shall promptly inform the Trustee thereof.

(B)In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, the Company shall promptly, and in any event not more than five Business Days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no earlier than the third Business Day and no later than 30 days following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each Holder of the Notes. The Trustee will then promptly mail, or deliver electronically if the Notes are held by any depositary (including, without limitation, DTC) in accordance with such depositary’s customary procedures, such notice of Special Mandatory Redemption to each Holder of the Notes at its registered address. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes.

(9)

CHANGE OF CONTROL TRIGGERING EVENT. In the event of a Change of Control Triggering Event, the Holders may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest, if any, pursuant to the provisions of Section 7 of the Officer’s Certificate. If holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change Of Control Offer and the Company, or any third party making such an offer in lieu of the Company, purchases all of the Notes validly tendered and not withdrawn by such holders, the Company or such third party will have the right, upon not less than 10 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase pursuant to the Change Of Control Offer described above, to redeem all Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change Of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the Second Change Of Control Payment Date.

(10)

DEFEASANCE PRIOR TO MATURITY. The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein.

(11)

RESTRICTIVE COVENANTS. The Indenture and the Officer’s Certificate impose certain limitations on the Company and its Subsidiaries, including limitations on the Company’s and its Subsidiaries’ ability to create or incur certain Liens on any of their respective properties or assets and to enter into certain sale and lease-back transactions and on the Company’s ability to engage in mergers or consolidations or the conveyance, transfer or lease of all or substantially all of its properties and assets. These limitations are subject to a number of important qualifications and exceptions and reference is made to the Indenture and the Officer’s Certificate for a description thereof.

(12)

DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(13)	PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

(14)

AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency; to comply with Article V of the Indenture; to provide for uncertificated Notes in addition to or in place of certificated Notes; to add guarantees with respect to the Notes or secure the Notes; to surrender any of the Company’s rights or powers under the Indenture; to add covenants or events of default for the benefit of the Holders of the Notes; to comply with the applicable procedures of the applicable depositary; to make any change that would not adversely affect the rights under the Indenture of any such Holder in any material respect; to provide for the issuance of and establish the form and terms and conditions of Notes of any series as permitted by the Indenture; to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee with respect to the Notes and to add to or change any of the provisions of the Indenture necessary to provide for the administration of the trusts in the Indenture by more than one trustee; or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA. No amendment to cure any ambiguity, defect or inconsistency in the Indenture made solely to conform the Indenture to the description of notes contained in the Prospectus Supplement related to the Notes, dated February 15, 2023, will be deemed to adversely affect the interests of the Holders of the Notes.

(15)

DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of the Notes may be declared (or, in certain cases, shall ipso facto become) due and payable in the manner and with the effect provided in the Indenture.

(16)

TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

(17)

NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

(18)	AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(19)

ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(20)

CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(21)	GOVERNING LAW. THE INDENTURE AND THIS NOTE, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATED TO THE INDENTURE OR THIS NOTE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Officer’s Certificate.

Requests may be made to:

Amgen Inc.

One Amgen Center Drive

Thousand Oaks, CA 91320-1799

Attention: Investor Relations

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                     to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Annex H

Form of 2063 Note

[Face of Note]

CUSIP 031162 DU1

5.750% Senior Notes due 2063

No. [ ]	$[ ]

AMGEN INC.

promises to pay to CEDE & CO. or registered assigns,

the principal sum of [ ] on March 2, 2063.

Interest Payment Dates: March 2 and September 2

Record Dates: 15th day prior to March 2 and September 2

Dated: March 2, 2023

AMGEN INC.

By:
Name:
Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Officer

Authentication Date:

[REVERSE SIDE OF NOTE]

5.750% SENIOR NOTES DUE 2063

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF THE DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITORY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)

INTEREST. Amgen Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at 5.750% per annum from March 2, 2023 until maturity. The Company will pay interest in cash semi-annually in arrears on March 2 and September 2 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that the first Interest Payment Date shall be September 2, 2023; provided further that after September 2, 2023, if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The interest rate will be computed on the basis of a 360-day year of twelve 30-day calendar months.

(2)

METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the day that is 15 days prior to the next succeeding Interest Payment Date (whether or not such day is a Business Day), even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal and interest at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York (or, if the Company fails to maintain such office or agency, at the corporate trust office of the trustee in New York, New York or if the trustee does not maintain an office in New York, at the office of a paying agent in New York), or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest on all Global Securities and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in the currency of the United States of America.

(3)

PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

(4)

INDENTURE. The terms of the Notes include those stated in the Indenture dated May 22, 2014, between the Company and the Trustee (the “Indenture”), and those made part of the Indenture by the Officer’s Certificate dated March 2, 2023, delivered pursuant thereto (the “Officer’s Certificate”) and the TIA. The Notes are subject to all such terms, and the Holders are referred to the Indenture and the TIA for a statement of them.

(5)

OPTIONAL REDEMPTION. At any time prior to maturity, the Company will have the option to redeem all or a part of the Notes upon not less than 10 nor more than 60 days’ notice. If the Notes are redeemed before September 2, 2062 (six months prior to the maturity date of the Notes), the redemption price will equal the sum of (1) 100% of the principal amount of any Notes being redeemed, plus accrued and unpaid interest to, but not including, the redemption date, and (2) the Make-Whole Amount. If the Notes are redeemed on or after September 2, 2062 (six months prior to the maturity date of the Notes), the redemption price will equal 100% of the principal amount being redeemed, plus accrued and unpaid interest to, but not including, the redemption date. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

(6)

NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. Notices of redemption for the Notes may be conditional.

(7)	MANDATORY REDEMPTION. Except as provided in Section 8 below, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(8)

CHANGE OF CONTROL TRIGGERING EVENT. In the event of a Change of Control Triggering Event, the Holders may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest, if any, pursuant to the provisions of Section 7 of the Officer’s Certificate. If holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change Of Control Offer and the Company, or any third party making such an offer in lieu of the Company, purchases all of the Notes validly tendered and not withdrawn by such holders, the Company or such third party will have the right, upon not less than 10 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase pursuant to the Change Of Control Offer described above, to redeem all Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change Of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the Second Change Of Control Payment Date.

(9)

DEFEASANCE PRIOR TO MATURITY. The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein.

(10)

RESTRICTIVE COVENANTS. The Indenture and the Officer’s Certificate impose certain limitations on the Company and its Subsidiaries, including limitations on the Company’s and its Subsidiaries’ ability to create or incur certain Liens on any of their respective properties or assets and to enter into certain sale and lease-back transactions and on the Company’s ability to engage in mergers or consolidations or the conveyance, transfer or lease of all or substantially all of its properties and assets. These limitations are subject to a number of important qualifications and exceptions and reference is made to the Indenture and the Officer’s Certificate for a description thereof.

(11)

DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(12)	PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

(13)

AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency; to comply with Article V of the Indenture; to provide for uncertificated Notes in addition to or in place of certificated Notes; to add guarantees with respect to the Notes or secure the Notes; to surrender any of the Company’s rights or powers under the Indenture; to add covenants or events of default for the benefit of the Holders of the Notes; to comply with the applicable procedures of the applicable depositary; to make any change that would not adversely affect the rights under the Indenture of any such Holder in any material respect; to provide for the issuance of and establish the form and terms and conditions of Notes of any series as permitted by the Indenture; to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee with respect to the Notes and to add to or change any of the provisions of the Indenture necessary to provide for the administration of the trusts in the Indenture by more than one trustee; or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA. No amendment to cure any ambiguity, defect or inconsistency in the Indenture made solely to conform the Indenture to the description of notes contained in the Prospectus Supplement related to the Notes, dated February 15, 2023, will be deemed to adversely affect the interests of the Holders of the Notes.

(14)

DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of the Notes may be declared (or, in certain cases, shall ipso facto become) due and payable in the manner and with the effect provided in the Indenture.

(15)

TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

(16)

NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

(17)	AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(18)

ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(19)

CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(20)	GOVERNING LAW. THE INDENTURE AND THIS NOTE, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATED TO THE INDENTURE OR THIS NOTE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Officer’s Certificate.

Requests may be made to:

Amgen Inc.

One Amgen Center Drive

Thousand Oaks, CA 91320-1799

Attention: Investor Relations

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                     to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).